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                                                                    Exhibit 23.1

               Consent of Independent Certified Public Accountants

     We consent to the use in this Registration Statement on Form SB-2 of our report dated November 3, 2003, relating to the financial statements of Conolog Corporation and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                                  ROSENBERG RICH BAKER BERMAN
                                                                       & COMPANY

Bridgewater, New Jersey
June 24, 2004